UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) – April 1, 2005 (April 1, 2005)

MDC PARTNERS INC.

(Exact name of registrant as specified in its charter)

Ontario	001-13718	98-0364441
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Hazelton Ave., Toronto, Ontario, Canada M5R 2E3
(Address of principal executive offices and zip code)

(416) 960-9000
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01               Entry into a Material Definitive Agreement

Zyman Acquisition

On April 1, 2005, MDC Partners Inc. (the “Company”) and its wholly-owned subsidiary ZG Acquisition Inc. (“ZG Acquisition”), entered into a Membership Unit Purchase Agreement (the “Purchase Agreement”) with Zyman Group, LLC (“ZG”), Sergio Zyman, Zyman Company, Inc. (“Zyman”) and three employees of ZG who own membership units in ZG (the “Management Sellers” and, together with Zyman, the “Sellers”).  Pursuant to the Purchase Agreement, ZG Acquisition agreed to purchase an aggregate of 30,794,384 membership units of ZG, comprising approximately 61.6% of the total outstanding membership units of ZG, for a purchase price of $52,351,684 in cash and 1,139,975 class A shares of the Company (the “Class A Shares”) (such consideration, the “Total Purchase Price” and such acquisition, the “Acquisition”).  Pursuant to the Purchase Agreement, ZG Acquisition may be required to pay approximately up to an additional $12 million to the Sellers if ZG achieves specified financial targets for fiscal years 2005 and/or 2006.  In addition, pursuant to the terms of the Purchase Agreement and an escrow agreement dated April 1, 2005, approximately 10% of the Total Purchase Price was delivered to an escrow agent to be held in escrow for one year in order to satisfy potential future indemnification claims by ZG Acquisition and the Company against the Sellers under the Purchase Agreement.  A copy of the Purchase Agreement is filed as an exhibit hereto and is incorporated in this Item 1.01 by reference.

In connection with the Acquisition, the Company, ZG Acquisition, ZG, Zyman and the other unitholders of ZG entered into an Amended and Restated Limited Liability Company Agreement of Zyman Group, LLC (the “LLC Agreement”), which sets forth certain economic, governance and liquidity rights with respect to ZG.  ZG will initially have seven managers: ZG Acquisition appointed four of these managers and Zyman appointed three managers.  Pursuant to the LLC Agreement, ZG Acquisition will have the right to purchase, and may have an obligation to purchase, additional membership units of ZG from the other members of ZG, in each case, upon the occurrence of certain events or during certain specified time periods.   A copy of the LLC Agreement is filed as an exhibit hereto and is incorporated in this Item 1.01 by reference.

Limited Waiver Under Credit Agreement

On March 31, 2005, the Company received a limited waiver (the “Limited Waiver”) from lenders under its Credit Agreement, dated September 22, 2004 (as amended the “Credit Agreement”), by and among JPMorgan Chase Bank, N.A., The Toronto-Dominion Bank, Bank of Montreal, Bank of Nova Scotia and Canadian Imperial Bank of Commerce as lenders, and with the Company, Maxxcom Inc., an Ontario corporation, and Maxxcom Inc., a Delaware corporation, as borrowers.  Pursuant to the Limited Waiver, the lenders agreed to give the Company until April 15, 2005 to deliver its financial statements (and related certificates) for the quarter and year ended December 31, 2004.  A copy of the Limited Waiver is filed as an exhibit hereto and is incorporated in this Item 1.01 by reference.

Amendment to Credit Agreement

On April 1, 2005, the Company entered into an amendment (the “Amendment No. 3”) to the Credit Agreement which provided for, among other things, (i) an increase in the total revolving commitments available under the Credit Agreement from $100 million to $150 million, (ii) permission to consummate the Acquisition, (iii) mandatory reductions of the total revolving commitments by $25 million on June 30, 2005, $5 million on September 30, 2005, $10 million on December 31, 2005 and $10 million on March 31, 2006, (iv) reduced flexibility to consummate acquisitions going forward and (v) modification to the fixed charges ratio and total debt ratio financial covenants.  A copy of Amendment No. 3 is filed as an exhibit hereto and is incorporated in this Item 1.01 by reference.

Item 2.01               Completion of Acquisition or Disposition of Assets

The description of the Acquisition is incorporated into this Item 2.01 by reference.  On April 1, 2005, the Company consummated the Acquisition contemplated by the Purchase Agreement.

Item 3.02               Unregistered Sales of Equity Securities

The description of the Acquisition is incorporated into this Item 3.02 by reference.  The issuance of the Company’s Class A Shares to Zyman pursuant to the Acquisition was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  Such issuance did not involve a public offering, was made to an accredited investor (as defined in Regulation) without general solicitation or advertising, and no underwriting commissions or discounts were paid.

Item 7.01.  Regulation FD Disclosure.

On March 30, 2005, MDC Partners Inc. issued a press release announcing that it will delay the release of its results for the fourth quarter and full year 2004, and that the Company expects to release its earnings and file its Form 10-K with the SEC not later than April 15, 2005.  A copy of this press release is attached as Exhibit 99.1 hereto.

On April 1, 2005, MDC Partners Inc. issued a press release announcing the execution of the Purchase Agreement and the LLC Agreement and the consummation of the Acquisition.  A copy of this press release is attached as Exhibit 99.2 hereto.  Such press release also announced that management would host a conference call to discuss the Acquisition.  The investor presentation materials used for the conference call are attached as Exhibit 99.3 hereto.

Risks and Uncertainties:

This document contains forward-looking statements. The Company’s representatives may also make forward-looking statements orally from time to time. Statements in this document that are not historical facts, including statements about the Company’s beliefs and expectations, particularly regarding the expected financial and strategic impact of the Acquisition, estimates of amounts for deferred acquisition consideration and “put” option rights, constitute forward-looking statements.  These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties.  A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

•                  risks associated with effects of national and regional economic conditions;

•                  the Company’s ability to attract new clients and retain existing clients;

•                  the financial success of the Company’s clients;

•                  the Company’s ability to remain in compliance with its credit facility;

•                  risks arising from potential material weaknesses in internal control over financial reporting;

•                  the Company’s ability to retain and attract key employees;

•                  the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities; and

•                  foreign currency fluctuations.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Company’s SEC filings.

Item 9.01       Financial Statement and Exhibits

(c)           Exhibits

Exhibit No.	Description

Exhibit 10.1

Membership Unit Purchase Agreement, dated April 1, 2005, among MDC Partners Inc., ZG Acquisition Inc., Zyman Group, LLC, Zyman Company, Inc., Sergio Zyman, Arthur Ash, Patty Klingbiel and Mike Sinclair.

Exhibit 10.2

Amended and Restated Limited Liability Company Agreement of Zyman Group, LLC, among MDC Partners Inc., ZG Acquisition Inc., Zyman Group, LLC, Zyman Company, Inc. and the other unitholders of Zyman Group, LLC.

Exhibit 10.3

Limited Waiver, dated as of March 31, 2005, to the Credit Agreement, dated as of September 22, 2004 (and amended on December 22, 2004), among JPMorgan Chase Bank, N.A., The Toronto-Dominion Bank, Bank of Montreal, Bank of Nova Scotia and Canadian Imperial Bank of Commerce as lenders, and with MDC Partners Inc., Maxxcom Inc., an Ontario corporation, and Maxxcom Inc., a Delaware corporation, as borrowers.

Exhibit 10.4

Amendment No. 3, dated as of April 1, 2005, to the Credit Agreement, dated as of September 22, 2004 (and amended on December 22, 2004), among JPMorgan Chase Bank, N.A., The Toronto-Dominion Bank, Bank of Montreal, Bank of Nova Scotia and Canadian Imperial Bank of Commerce as lenders, and with MDC Partners Inc., Maxxcom Inc., an Ontario corporation, and Maxxcom Inc., a Delaware corporation, as borrowers.

Exhibit 99.1	Press release dated March 30, 2005 of MDC Partners Inc. announcing the delay of the company’s earnings release for the fourth quarter and full year 2004.

Exhibit 99.2	Press release dated April 1, 2005 of MDC Partners Inc. announcing the Acquisition.

Exhibit 99.3	Slideshow presentation dated April 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDC PARTNERS INC.

Date: April 1, 2005
	By:	/s/ MITCHELL GENDEL
Name: Mitchell Gendel
Title: General Counsel and Corporate Secretary